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                                                                                                                      EXHIBIT A-12

            CERTIFICATE

             No.  -XXX-                      --------------------------------------------------------------------------------------
                                             INCORPORATED UNDER THE LAWS OF       [GRAPHIC]      THE COMMONWEALTH OF MASSACHUSETTS
For ______________________________ Shares
              Issued to                              NUMBER                                                     SHARES
                                                      -XXX-                                                      -XXX-
                                             --------------------------------------------------------------------------------------
__________________________________________                               ESSEX COUNTY GAS COMPANY
__________________________________________
Dated ____________________________________      THIS CERTIFIES THAT                       SPECIMEN
          FROM WHOM TRANSFERRED                                     ---------------------------------------------------------------
                                                is the owner of             -XXX-              Shares of the Capital Stock of
__________________________________________                      ---------------------------
Dated ____________________________________                               ESSEX COUNTY GAS COMPANY
No. ORIGINAL   No. ORIGINAL  No. OF SHARES
CERTIFICATE      SHARES       TRANSFERRED       transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
                                                       IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be
Received CERTIFICATE No. _________________      signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
For ______________________________ Shares
                                                              this          -XXX-        day of        -XXX-        A.D. -XX-
this ____________ day of _________________                         ---------------------       --------------------     --------
                                             --------------------------------------------------------------------------------------
__________________________________________    [SEAL]
__________________________________________                -------------------                     -----------------
                                                               President                              Treasurer




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   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE          ==================================================
 NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
     WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.                                  CERTIFICATE

                                                                                                      FOR
    FOR VALUE RECEIVED, ____ hereby sell, assign and transfer unto
_______________________________________________________________________                              -XXX-
________________________________________________________________ Shares
of the Capital Stock representated by the within Certificate, and do                                 SHARES
hereby irrevocably constitute and appoint _____________________________
______________________________________________________________ Attorney                              OF THE
to transfer the said Stock on the books of the within named Corporation
with full power of substitution in the premises.                                                  CAPITAL STOCK

    Dated _____________________   ______

          In presence of                                                                     ESSEX COUNTY GAS COMPANY
__________________________________   __________________________________

                                                                                                    ISSUED TO


                                                                                                    SPECIMEN


                                                                                                      DATE

                                                                                                      -XXX-

                                                                              ==================================================


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